UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2007

Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 10th Floor New York, NY		10019 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: 212-974-1708
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
In the presentation referred to in Item 7.01, below, Resource Capital Corp. (the “Company”) provided certain information concerning its financial condition in the third quarter of 2007. Such information, which is set forth in “Liquidity at 9/28/07 (unaudited)” on page 16 of Exhibit 99.1, is incorporated in this Item 2.02 by this reference.
Item 7.01 Regulation FD Disclosure.
On October 5, 2007, the Company participated in a series of investor meetings in Boston, Massachusetts. A copy of the Company’s presentation is included as Exhibit 99.1 to this report.
Item 8.01 Other Events
The information in Item 2.02 is incorporated in this Item 8.01 by this reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
99.1	Slide show presentation presented October 5, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Resource Capital Corp.
Date: October 5, 2007	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer